UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 27, 2004

Date of Report (Date of Earliest Event Reported)

TRIKON TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26482	95-4054321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ringland Way, Newport, South Wales NP18 2TA,

United Kingdom

(Address of principal executive offices)

44-1633-414-000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following exhibit is “furnished” as a part of this report:

99.1	Press release announcing financial results for the fiscal quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Trikon Technologies, Inc. (“Trikon”) issued a press release regarding Trikon’s financial results for its fiscal quarter ended March 31, 2004. A copy of Trikon’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004	TRIKON TECHNOLOGIES, INC.

	By:	/s/ WILLIAM J. CHAPPELL
William J. Chappell
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 27, 2004